SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                                   reported):
                       November 8, 2005 (November 2, 2005)


                                 CNE Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)

              Delaware                1-9224                      56-2346563
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
          of Incorporation)                                  Identification No.)

 255 West 36th Street, Suite 800
        New York, New York                                    10018
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 (Address of Principal Executive Offices)                   (Zip Code)

                                  212-300-2112
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               Registrant's telephone number, including area code

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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.
-------------------------------------------------

         (a) The information required to be disclosed under this Item is hereby incorporated by reference to the Company's Information Statement filed on November 4, 2005 with the Securities and Exchange Commission, File number 1-9224, pursuant to Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder and mailed on that date to the Company's stockholders of record.

Item 5.01 Changes in Control of Registrant.
------------------------------------------

         (a) The information required to be disclosed under this Item is hereby incorporated by reference to the Company's Information Statement filed on November 4, 2005 with the Securities and Exchange Commission, File number 1-9224, pursuant to Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder and mailed on that date to the Company's stockholders of record.

         (b) The information required to be disclosed under this Item is hereby incorporated by reference to the Company's Information Statement filed on November 4, 2005 with the Securities and Exchange Commission, File number 1-9224, pursuant to Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder and mailed on that date to the Company's stockholders of record.

Item 8.01 Other Events.
----------------------

The Company issued a press release on November 3, 2004, relating, in part, to the transactions referred to above under Items 3.02 and 5.01, which is attached hereto as Exhibit 99.1.

Item 9.01 financial Statements and Exhibits.
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(d) Exhibits.

Exhibit 99.1 Press Release issued by the Company on November 3, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CNE GROUP, INC.



Date:  November 7, 2005              By:   /S/George W. Benoit
       ----------------                    ---------------------
                                           George W. Benoit,
                                           Chairman and Chief Executive Officer